Exhibit 99.1

Signature Page

	By:	/s/ Ernesto Carlos Leyva Pedrosa
Daniel Hajj Aboumrad		Attorney-in-Fact*
March 18, 2026

* The Power of Attorney for Daniel Hajj Aboumrad, which is filed as an exhibit to this Form 3, is hereby incorporated herein by reference.